                                                                    EXHIBIT 20.1


                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3



Section 7.3 Indenture                                                                     Distribution Date:             1/15/2003
----------------------------------------------------------------------------------------------------------------------------------

(I)  Amount of the distribution allocable to principal of the Notes
                  Class A Principal Payment                                                            0.00
                  Class B Principal Payment                                                            0.00
                  Class C Principal Payment                                                            0.00
                             Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
                  Class A Principal Payment                                                            0.00
                  Class B Principal Payment                                                            0.00
                  Class C Principal Payment                                                            0.00
                             Total

(ii)  Amount of the distribution allocable to the interest on the Notes
                   Class A Note Interest Requirement                                           4,717,500.00
                   Class B Note Interest Requirement                                             279,708.54
                   Class C Note Interest Requirement                                             133,539.63
                             Total                                                             5,130,748.17

      Amount of the distribution allocable to the interest on the
      Notes per $1,000 of the initial principal balance of the Notes
                   Class A Note Interest Requirement                                                5.55000
                   Class B Note Interest Requirement                                                5.79167
                   Class C Note Interest Requirement                                                1.97500

(iii) Aggregate Outstanding Principal Balance of the Notes
                   Class A Note Principal Balance                                               850,000,000

                   Class B Note Principal Balance                                                48,295,000

                   Class C Note Principal Balance                                                67,615,000

(iv)  Amount on deposit in Owner Trust Spread Account                                         38,636,400.00

(v)   Required Owner Trust Spread Account Amount                                              38,636,400.00



                                  By:
                                          --------------------------------
                                  Name:   Patricia M. Garvey
                                  Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                                                                          Distribution Date:         1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)   Amount of the distribution allocable to principal of the Notes
         Class A Principal Payment                                                                     0.00
         Class B Principal Payment                                                                     0.00
         Class C Principal Payment                                                                     0.00
               Total

      Amount of the distribution allocable to the principal on the
      Notes per $1,000 of the initial principal balance of the Notes
         Class A Principal Payment                                                                     0.00
         Class B Principal Payment                                                                     0.00
         Class C Principal Payment                                                                     0.00
              Total

(ii)  Amount of the distribution allocable to the interest on the Notes
         Class A Note Interest Requirement                                                       993,750.00
         Class B Note Interest Requirement                                                        92,187.50
         Class C Note Interest Requirement                                                       143,972.96
               Total                                                                           1,229,910.46

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                         1.32500
          Class B Note Interest  Requirement                                                        1.47500
          Class C Note Interest Requirement                                                         1.79167

(iii)  Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                        750,000,000
          Class B Note Principal Balance                                                         62,500,000
          Class C Note Principal Balance                                                         80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account                                         8,928,570.00

(v)    Required Owner Trust Spread Account Amount                                              8,928,570.00



                                       By:
                                               ------------------------
                                       Name:   Patricia M. Garvey
                                       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2




Section 7.3 Indenture                                                                         Distribution Date:         1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                   0.00
          Class B Principal Payment                                                                   0.00
          Class C Principal Payment                                                                   0.00
               Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                   0.00
          Class B Principal Payment                                                                   0.00
          Class C Principal Payment                                                                   0.00
               Total

(ii)   Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                   1,140,000.00
          Class B Note Interest Requirement                                                     106,875.00
          Class C Note Interest Requirement                                                     168,750.75
               Total                                                                          1,415,625.75

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
           Class A Note Interest Requirement                                                       1.26667
           Class B Note Interest Requirement                                                       1.42500
           Class C Note Interest Requirement                                                       1.75000

(iii)  Aggregate Outstanding Principal Balance of the Notes
           Class A Note Principal Balance                                                      900,000,000
           Class B Note Principal Balance                                                       75,000,000
           Class C Note Principal Balance                                                       96,429,000

(iv)   Amount on deposit in Owner Trust Spread Account                                       10,714,290.00

(v)    Required Owner Trust Spread Account Amount                                            10,714,290.00



                                               By:
                                                       ------------------------
                                               Name:   Patricia M. Garvey
                                               Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3




Section 7.3 Indenture                                                                    Distribution Date:             1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                                               0.00
            Class B Principal Payment                                                               0.00
            Class C Principal Payment                                                               0.00
                Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                                               0.00
            Class B Principal Payment                                                               0.00
            Class C Principal Payment                                                               0.00
                Total

(ii)   Amount of the distribution allocable to the interest on the Notes
       Class A Note Interest Requirement                                                      968,750.00
        (i)                                                                                    92,187.50
             Class C Note Interest Requirement                                                141,964.03
                Total                                                                       1,202,901.53

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                                   1.29167
             Class B Note Interest Requirement                                                   1.47500
             Class C Note Interest Requirement                                                   1.76667

(iii)  Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                                  750,000,000
             Class B Note Principal Balance                                                   62,500,000
             Class C Note Principal Balance                                                   80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account                                      8,928,570.00

(v)    Required Owner Trust Spread Account Amount                                           8,928,570.00


                                           By:
                                                   ------------------------
                                           Name:   Patricia M. Garvey
                                           Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                                                                         Distribution Date:         1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                  0.00
          Class B Principal Payment                                                                  0.00
          Class C Principal Payment                                                                  0.00
               Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                  0.00
          Class B Principal Payment                                                                  0.00
          Class C Principal Payment                                                                  0.00
               Total

(ii)   Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                    928,200.00
          Class B Note Interest Requirement                                                     90,241.67
          Class C Note Interest Requirement                                                    144,712.50
               Total                                                                         1,163,154.17

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
           Class A Note Interest Requirement                                                      1.30000
           Class B Note Interest Requirement                                                      1.51667
           Class C Note Interest Requirement                                                      1.89167

(iii)  Aggregate Outstanding Principal Balance of the Notes
           Class A Note Principal Balance                                                     714,000,000
           Class B Note Principal Balance                                                      59,500,000
           Class C Note Principal Balance                                                      76,500,000

(iv)   Amount on deposit in Owner Trust Spread Account                                       8,500,000.00

(v)    Required Owner Trust Spread Account Amount                                            8,500,000.00

                                      By:
                                             ------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture                                                                         Distribution Date:         1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                    0.00
          Class B Principal Payment                                                                    0.00
          Class C Principal Payment                                                                    0.00
               Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                    0.00
          Class B Principal Payment                                                                    0.00
          Class C Principal Payment                                                                    0.00
               Total

(ii)   Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                      641,666.67
          Class B Note Interest Requirement                                                       61,804.57
          Class C Note Interest Requirement                                                      103,572.53
               Total                                                                             807,043.77

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
           Class A Note Interest Requirement                                                        1.28333
           Class B Note Interest Requirement                                                        1.48333
           Class C Note Interest Requirement                                                        1.93333

(iii)  Aggregate Outstanding Principal Balance of the Notes
           Class A Note Principal Balance                                                       500,000,000
           Class B Note Principal Balance                                                        41,666,000
           Class C Note Principal Balance                                                        53,572,000

(iv)   Amount on deposit in Owner Trust Spread Account                                         5,952,380.00

(v)    Required Owner Trust Spread Account Amount                                              5,952,380.00



                                           By:
                                                  ------------------------
                                           Name:   Patricia M. Garvey
                                           Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                                                                        Distribution Date:         1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                0.00
          Class B Principal Payment                                                                0.00
          Class C Principal Payment                                                                0.00
               Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                0.00
          Class B Principal Payment                                                                0.00
          Class C Principal Payment                                                                0.00
               Total

(ii)   Amount of the distribution allocable to the interest on the Notes
           Class A Note Interest Requirement                                                 931,250.00
           Class B Note Interest Requirement                                                  91,666.67
           Class C Note Interest Requirement                                                 152,008.66
               Total                                                                       1,174,925.33

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
           Class A Note Interest Requirement                                                    1.24167
           Class B Note Interest Requirement                                                    1.46667
           Class C Note Interest Requirement                                                    1.89167

(iii)  Aggregate Outstanding Principal Balance of the Notes
           Class A Note Principal Balance                                                   750,000,000
           Class B Note Principal Balance                                                    62,500,000
           Class C Note Principal Balance                                                    80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account                                     8,928,570.00

(v)    Required Owner Trust Spread Account Amount                                          8,928,570.00


                                          By:
                                                 ------------------------
                                          Name:  Patricia M. Garvey
                                          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4




Section 7.3 Indenture                                                                        Distribution Date:         1/15/2003
----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of Net Swap Payment                                                                    0.00
       Amount of Net Swap Receipt                                                            2,768,990.00

(ii)   Amount of the distribution allocable to principal of the Notes
           Class A Principal Payment                                                                 0.00
           Class B Principal Payment                                                                 0.00
           Class C Principal Payment                                                                 0.00
                Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
           Class A Principal Payment                                                                 0.00
           Class B Principal Payment                                                                 0.00
           Class C Principal Payment                                                                 0.00
                Total

(iii)  Amount of the distribution allocable to the interest on the Notes
           Class A Note Interest                                                             3,850,000.00
           Class B Note Interest                                                               105,000.00
           Class C Note Interest                                                               174,000.00
                Total                                                                        4,129,000.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest                                                                 4.58333
            Class B Note Interest                                                                 1.50000
            Class C Note Interest                                                                 1.93333

(iv)   Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                                                    840,000,000
            Class B Note Principa lBalance                                                     70,000,000
            Class C Note Principal Balance                                                     90,000,000

(v)    Amount on deposit in Owner Trust Spread Account                                      10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                                           10,000,000.00

                                             By:
                                                      ------------------------
                                             Name:    Patricia M. Garvey
                                             Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5




Section 7.3 Indenture                                                                        Distribution Date:         1/15/2003
----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                 0.00
          Class B Principal Payment                                                                 0.00
          Class C Principal Payment                                                                 0.00
               Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                 0.00
          Class B Principal Payment                                                                 0.00
          Class C Principal Payment                                                                 0.00
               Total

(ii)   Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                 1,596,000.00
          Class B Note Interest Requirement                                                   163,625.00
          Class C Note Interest Requirement                                                   272,250.00
               Total                                                                        2,031,875.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                      1.26667
          Class B Note Interest Requirement                                                      1.55833
          Class C Note Interest Requirement                                                      2.01667

(iii)  Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                   1,260,000,000
          Class B Note Principal Balance                                                     105,000,000
          Class C Note Principal Balance                                                     135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account                                     15,000,000.00

(v)    Required Owner Trust Spread Account Amount                                          15,000,000.00


                                                 By:
                                                        ------------------------
                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6




Section 7.3 Indenture                                                                         Distribution Date:         1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                    0.00
          Class B Principal Payment                                                                    0.00
          Class C Principal Payment                                                                    0.00
               Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                    0.00
          Class B Principal Payment                                                                    0.00
          Class C Principal Payment                                                                    0.00
               Total

(ii)   Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                    1,302,000.00
          Class B Note Interest Requirement                                                      133,000.00
          Class C Note Interest Requirement                                                      226,800.00
               Total                                                                           1,661,800.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
           Class A Note Interest Requirement                                                        1.29167
           Class B Note Interest Requirement                                                        1.58333
           Class C Note Interest Requirement                                                        2.10000

(iii)  Aggregate Outstanding Principal Balance of the Notes
           Class A Note Principal Balance                                                     1,008,000,000
           Class B Note Principal Balance                                                        84,000,000
           Class C Note Principal Balance                                                       108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account                                        12,000,000.00

(v)    Required Owner Trust Spread Account Amount                                             12,000,000.00


                                             By:
                                                     ------------------------
                                             Name:   Patricia M. Garvey
                                             Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1




Section 7.3 Indenture                                                                         Distribution Date:         1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                     0.00
          Class B Principal Payment                                                                     0.00
          Class C Principal Payment                                                                     0.00
               Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                     0.00
          Class B Principal Payment                                                                     0.00
          Class C Principal Payment                                                                     0.00
               Total

(ii)   Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                     1,064,000.00
          Class B Note Interest Requirement                                                       105,583.33
          Class C Note Interest Requirement                                                       180,000.00
               Total                                                                            1,349,583.33

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                          1.26667
          Class B Note Interest Requirement                                                          1.50833
          Class C Note Interest Requirement                                                          2.00000

(iii)  Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                         840,000,000
          Class B Note Principal Balance                                                          70,000,000
          Class C Note Principal Balance                                                          90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account                                         10,000,000.00

(v)    Required Owner Trust Spread Account Amount                                              10,000,000.00


                                            By:
                                                    ------------------------
                                            Name:   Patricia M. Garvey
                                            Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2




Section 7.3 Indenture                                                                        Distribution Date:         1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                    0.00
          Class B Principal Payment                                                                    0.00
          Class C Principal Payment                                                                    0.00
               Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                    0.00
          Class B Principal Payment                                                                    0.00
          Class C Principal Payment                                                                    0.00
               Total

(ii)   Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                    1,440,600.00
          Class B Note Interest Requirement                                                      142,916.67
          Class C Note Interest Requirement                                                      243,600.00
               Total                                                                           1,827,116.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                         1.22500
          Class B Note Interest Requirement                                                         1.45833
          Class C Note Interest Requirement                                                         1.93333

(iii)  Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                      1,176,000,000
          Class B Note Principal Balance                                                         98,000,000
          Class C Note Principal Balance                                                        126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account                                        14,000,000.00

(v)    Required Owner Trust Spread Account Amount                                             14,000,000.00


                                           By:
                                                    ------------------------
                                           Name:    Patricia M. Garvey
                                           Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3




Section 7.3 Indenture                                                                        Distribution Date:         1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                  0.00
          Class B Principal Payment                                                                  0.00
          Class C Principal Payment                                                                  0.00
               Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                  0.00
          Class B Principal Payment                                                                  0.00
          Class C Principal Payment                                                                  0.00
               Total

(ii)   Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                  1,669,500.00
          Class B Note Interest Requirement                                                    163,625.00
          Class C Note Interest Requirement                                                    275,625.00
               Total                                                                         2,108,750.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                       1.32500
          Class B Note Interest Requirement                                                       1.55833
          Class C Note Interest Requirement                                                       2.04167

(iii)  Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                    1,260,000,000
          Class B Note Principal Balance                                                      105,000,000
          Class C Note Principal Balance                                                      135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account                                      15,000,000.00

(v)    Required Owner Trust Spread Account Amount                                           15,000,000.00


                                           By:
                                                   ------------------------
                                           Name:   Patricia M. Garvey
                                           Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4


Section 7.3 Indenture                                                                        Distribution Date:         1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                 0.00
          Class B Principal Payment                                                                 0.00
          Class C Principal Payment                                                                 0.00
               Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                 0.00
          Class B Principal Payment                                                                 0.00
          Class C Principal Payment                                                                 0.00
               Total

(ii)   Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                 1,543,500.00
          Class B Note Interest Requirement                                                   151,375.00
          Class C Note Interest Requirement                                                   254,250.00
               Total                                                                        1,949,125.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                      1.22500
          Class B Note Interest Requirement                                                      1.44167
          Class C Note Interest Requirement                                                      1.88333

(iii)  Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                   1,260,000,000
          Class B Note Principal Balance                                                     105,000,000
          Class C Note Principal Balance                                                     135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account                                     15,000,000.00

(v)    Required Owner Trust Spread Account Amount                                          15,000,000.00


                                              By:
                                                     ------------------------
                                              Name:  Patricia M. Garvey
                                              Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5




Section 7.3 Indenture                                                                        Distribution Date:         1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                0.00
          Class B Principal Payment                                                                0.00
          Class C Principal Payment                                                                0.00
               Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                0.00
          Class B Principal Payment                                                                0.00
          Class C Principal Payment                                                                0.00
               Total

(ii)   Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                1,064,000.00
          Class B Note Interest Requirement                                                  103,833.33
          Class C Note Interest Requirement                                                  177,750.00
               Total                                                                       1,345,583.33

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                     1.26667
          Class B Note Interest Requirement                                                     1.48333
          Class C Note Interest Requirement                                                     1.97500

(iii)  Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                    840,000,000
          Class B Note Principal Balance                                                     70,000,000
          Class C Note Principal Balance                                                     90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account                                    10,000,000.00

(v)    Required Owner Trust Spread Account Amount                                         10,000,000.00


                                             By:
                                                      ------------------------
                                             Name:    Patricia M. Garvey
                                             Title:   Vice President
\

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-6




Section 7.3 Indenture                                                                        Distribution Date:         1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)   Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                  0.00
          Class B Principal Payment                                                                  0.00
          Class C Principal Payment                                                                  0.00
               Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                  0.00
          Class B Principal Payment                                                                  0.00
          Class C Principal Payment                                                                  0.00
               Total

(ii)   Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                  1,139,600.00
          Class B Note Interest Requirement                                                    113,575.00
          Class C Note Interest Requirement                                                    203,775.00
               Total                                                                         1,456,950.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                       1.23333
          Class B Note Interest Requirement                                                       1.47500
          Class C Note Interest Requirement                                                       2.05833

(iii)  Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                      924,000,000
          Class B Note Principal Balance                                                       77,000,000
          Class C Note Principal Balance                                                       99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account                                      11,000,000.00

(v)    Required Owner Trust Spread Account Amount                                           11,000,000.00


                                              By:
                                                      ------------------------
                                              Name:   Patricia M. Garvey
                                              Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7




Section 7.3 Indenture                                                                        Distribution Date:         1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                   0.00
          Class B Principal Payment                                                                   0.00
          Class C Principal Payment                                                                   0.00
               Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                   0.00
          Class B Principal Payment                                                                   0.00
          Class C Principal Payment                                                                   0.00
               Total

(ii)   Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                   1,668,997.58
          Class B Note Interest Requirement                                                     167,564.38
          Class C Note Interest Requirement                                                     312,302.42
               Total                                                                          2,148,864.38

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                        2.64920
          Class B Note Interest Requirement                                                        3.19170
          Class C Note Interest Requirement                                                        4.62670

(iii)  Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                       630,000,000
          Class B Note Principal Balance                                                        52,500,000
          Class C Note Principal Balance                                                        67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account                                        7,500,000.00

(v)    Required Owner Trust Spread Account Amount                                             7,500,000.00


                                            By:
                                                    ------------------------
                                            Name:   Patricia M. Garvey
                                            Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8




Section 7.3 Indenture                                                                        Distribution Date:         1/15/2003
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
          Class A Principal Payment                                                                    0.00
          Class B Principal Payment                                                                    0.00
          Class C Principal Payment                                                                    0.00
               Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Principal Payment                                                                    0.00
          Class B Principal Payment                                                                    0.00
          Class C Principal Payment                                                                    0.00
               Total

(ii)   Amount of the distribution allocable to the interest on the Notes
          Class A Note Interest Requirement                                                    2,118,658.08
          Class B Note Interest Requirement                                                      213,685.95
          Class C Note Interest Requirement                                                      387,159.08
               Total                                                                           2,719,503.11

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
          Class A Note Interest Requirement                                                         2.29292
          Class B Note Interest Requirement                                                         2.77514
          Class C Note Interest Requirement                                                         3.91070

(iii)  Aggregate Outstanding Principal Balance of the Notes
          Class A Note Principal Balance                                                        924,000,000
          Class B Note Principal Balance                                                         77,000,000
          Class C Note Principal Balance                                                         99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account                                        11,000,000.00

(v)    Required Owner Trust Spread Account Amount                                             11,000,000.00


                                        By:
                                                 ------------------------
                                        Name:    Patricia M. Garvey
                                        Title:   Vice President